UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2009

GENERAL EMPLOYMENT ENTERPRISES, INC
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois		60181
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01, Financial Statements and Exhibits.

As previously reported on the Company’s Current Report on Form 8-K dated January 27, 2009, the Company entered into amendments of its employment agreements with Herbert F. Imhoff, Jr., the Company’s Chief Executive Officer, and with Marilyn L. White, the Company’s Vice President of operations. The purpose of this report on Form 8-K is to file copies of the amendments.

(d) The following exhibits are filed as a part of this report:

No.	Description of Exhibit

10.01	Second amendment of employment agreement of Herbert F. Imhoff, Jr., effective as of January 1, 2009.

10.02	Second amendment of employment agreement of Marilyn L. White, effective as of January 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL EMPLOYMENT ENTERPRISES, INC. (Registrant)
Date: March 25, 2009	By: /s/ Kent M. Yauch
Kent M. Yauch
Vice President, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

No.	Description of Exhibit

10.01	Second amendment of employment agreement of Herbert F. Imhoff, Jr., effective as of January 1, 2009.

10.02	Second amendment of employment agreement of Marilyn L. White, effective as of January 1, 2009.

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